UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2010

Lightstone Value Plus Real Estate Investment Trust, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-117367	20-1237795
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1985 Cedar Bridge Avenue, Suite 1
Lakewood, New Jersey 08701
[Missing Graphic Reference]
(Address, including zip code, of Principal Executive Offices)
Registrant's telephone number, including area code: (732) 367-0129

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 28, 2010, the Board of Directors of Lightstone Value Plus Real Estate Investment Trust, Inc. (the “Company”) declared a distribution for the three-month period ending June 30, 2010. The distribution will be calculated based on shareholders of record each day during this three-month period at a rate of $0.00109589 per day, and will equal a daily amount that, if paid each day for a 365-day period, would equal a 4.0% annualized rate based on a share price of $10.00. The distribution will be paid in cash on August 6, 2010 to shareholders of record during the three-month period ended June 30, 2010.

At this time, our Board of Directors has decided to temporarily lower the distribution rate until the closing of the previously announced disposition of our investments in certain retail outlet centers (“the Disposition”).  Additionally, the Board has decided to meet as soon as a closing date for the Disposition is set (the “Closing Date”) with the intention of declaring an additional distribution equal to 4% annualized rate, payable around the Closing Date.  This will bring the distribution for the three months ended June 30, 2010 to a grand total of an 8% annualized rate, which is an increase over the prior quarterly distributions of an annualized rate of 7%.

Previously, the shareholders had an option to elect the receipt of shares under the Company’s Distributions Reinvestment Program; however, for the distribution declared herein, all distributions will be in the form of cash as the Board has temporarily suspended the Company’s Distribution Reinvestment Program as the Company is in the process of updating its registration statement with the Securities Exchange Commission (the “SEC”) related to the shares associated with the Distribution Reinvestment Program.  Once the registration statement is declared effective by the SEC, the Board will resume the Distribution Reinvestment Program and the Company will pay out any future quarterly distributions in the form of cash or shares issued under the Distribution Reinvestment Program based upon the individual shareholder’s preference on record.

The amount of distributions to be distributed to our stockholders in the future will be determined by our Board of Directors and are dependent on a number of factors, including funds available for payment of dividends, our financial condition, capital expenditure requirements and annual distribution requirements needed to maintain our status as a REIT under the Internal Revenue Code.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTSTONE VALUE PLUS REAL ESTATE INVESTMENT TRUST, INC.

Date: July 29, 2010	By:	/s/ Donna Brandin
Donna Brandin
Chief Financial Officer and Principal Accounting Officer